EXHIBIT 10.32(c)

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 9, 2007 by and among RELIANT PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), the financial institutions parties hereto, each as a Lender, and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of August 19, 2004 (as the same has been amended pursuant to that certain First Amendment to Credit Agreement dated as of October 20, 2004, that certain Second Amendment to Credit Agreement dated as of April 13, 2005, and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.                                      Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.                                      Amendments.

(a)                                  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Borrowing Base” contained therein in its entirety and substituting the following language therefor:

“Borrowing Base” means, as of any date of calculation, a dollar amount calculated pursuant to the Borrowing Base Certificate most recently delivered to Agent in accordance with the terms hereof, equal to the sum of eighty-five percent (85%) of Eligible Accounts minus reserves then established by Agent in its commercially reasonable credit judgment, which reserves shall be reasonably determined by Agent based upon objective changes in the collection performance of Borrower’s Accounts (whether in the aggregate or on an account debtor by account debtor basis).  Notwithstanding the foregoing, in no event shall (i) the aggregate Eligible Accounts receivable from Novartis constitute more than seventy-five percent (75%) of all Eligible Accounts used in the calculation of the Borrowing Base, (ii) the aggregate Eligible Accounts receivable from each of Cardinal Health, McKesson Corporation or AmerisourceBergen Services Corporation individually (and not collectively) constitute more than fifty-five percent (55%) of all Eligible Accounts used in the calculation of Borrowing Base, or (iii) the aggregate Eligible Accounts receivable from any other Account Debtor constitute more than twenty-five percent (25%) of all Eligible Accounts used in the calculation of the Borrowing Base.’.

(b)                                  Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Commitment Expiry Date” contained therein in its entirety and substituting the following language therefor:

“Commitment Expiry Date” shall mean March 31, 2012.

(c)                                  Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Information Certificate” contained therein in its entirety and substituting the following language therefor:

‘“Information Certificate” means that certain Amended and Restated Information Certificate dated as of the Third Amendment Effective Date executed by Borrower and delivered to Agent, as amended pursuant to Section 12.7 hereof.’.

(d)                                  Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “LIBOR Margin” contained therein in its entirety and substituting the following language therefor:

‘“LIBOR Margin” means two and one quarter of one percent (2.25%) per annum.’.

(e)                                  Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions of “IP Subsidiary” and “Third Amendment Effective Date” thereto in the appropriate alphabetical order:

‘“IP Subsidiary” means each of RP Sub No. 3(R), Inc., a Massachusetts corporation, RP Sub No. 4(I), Inc., a Massachusetts corporation, RP Sub No. 5(D), Inc., a Massachusetts corporation and RP Sub No. 6(O), Inc., a Massachusetts corporation.’; and

‘“Third Amendment Effective Date” means March 9, 2007.’.

(f)                                    Subsection 2.3(b) of the Credit Agreement is hereby amended by deleting the phrase “one half of one percent (0.50%) per annum” therefrom and substituting the phrase “forty-two one hundredths of one percent (0.42%) per annum” therefor.

(g)                                 Subsection 2.3(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following language therefor:

“(d)                           Deferred Commitment Fee.  If, prior to the eighteenth calendar month anniversary of the Third Amendment Effective Date, (i) Borrower permanently prepays the Obligations in full and terminates the Commitments, or (ii) the Lenders terminate the Revolving Loan Commitment after the occurrence of an Event of Default, Borrower shall pay to Agent, for the benefit of Lenders, as compensation for the costs of Lenders being prepared to make funds available to Borrower under this Agreement, an amount determined by multiplying the percentage set forth below by $40,000,000:  one percent (1.0%) for the first twelve (12) months following the Third Amendment Effective Date and one half of one half percent (0.5%) for the thirteenth through eighteenth months following the Third Amendment Effective Date.  No amount will be payable pursuant to this paragraph if Borrower voluntarily prepays the Obligations in full or the Lenders terminate the Revolving Loan Commitment due to, and during the continuance of an Event of Default after the eighteenth calendar month anniversary of the Third Amendment Effective Date.  Notwithstanding the foregoing subsection 2.3(d), in the event that Agent exercises its right to implement reserves or new eligibility criteria not specifically provided for in the Agreement (other than adjustments to Liquidity Factors), and the effect of the implementation of such reserves or new eligibility criteria is to reduce the available Borrowing Base by more than twenty percent (20%) in comparison to the Borrowing Base calculated without the effect of such reserves or new eligibility criteria, Borrower shall be permitted to voluntarily and permanently prepay the Obligations in full and terminate the Revolving Loan Commitments without incurring the deferred commitment fee otherwise imposed under this subsection 2.3(d).”

(h)                                 Article 3 of the Credit Agreement is hereby amended by adding the following language thereto immediately following Section 3.23 thereof as a new Section 3.24.

“Section 3.24                          Special Purpose Intellectual Property Subsidiaries.

Except for the ownership of the Intellectual Property described on Schedule F to the Information Certificate, the performance of its respective obligations to the Borrower in respect of licenses of such Intellectual Property to the Borrower, and the maintenance of its corporate existence and activities incidental thereto, no IP Subsidiary owns any assets, has any liabilities or conducts any business or operations.”

(i)                                    Section 4.9 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following language therefor:

“Section 4.9                                Further Assurances.

Borrower will, and will cause each Subsidiary to, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered, all such further acts, documents, agreements and assurances as may from time to time be necessary or as Agent or the

Required Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to establish, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens) in favor of Agent for the benefit of Agent and the Lenders on the Collateral (including Collateral acquired after the date hereof), whether now owned or hereafter acquired.  Borrower will cause each hereafter organized or acquired Subsidiary to, within ten (10) Business Days of the organization or acquisition of such Subsidiary, and at its own cost and expense, execute a guaranty (in form and content acceptable to Agent) guaranteeing payment and performance of all of the Obligations and to take such other action (including, without limitation, authorizing the filing of UCC financing statements) as shall be necessary or appropriate to establish, create, preserve, protect and perfect a first priority Lien in favor of Agent, for the benefit of Agent and the Lenders, on the assets of such Subsidiary constituting “Collateral” (as such term is defined in that certain Second Amended and Restated Security Agreement dated as of April 13, 2005 between Borrower and Agent, though with each reference to the Borrower contained in such definition being deemed to be a reference to such Subsidiary) of such Subsidiary (subject only to Permitted Liens and otherwise consistent with the security Interests granted to Agent by Borrower in the Security Documents), all in form and substances reasonably acceptable to Agent.  Notwithstanding the foregoing or anything contained in this Credit Agreement or the other Financing Documents to the contrary, so long as the Borrower complies with the covenant set forth in Section 5.13 hereof, No IP Subsidiary shall be required to execute a Guarantee of the Obligations or a security agreement granting Liens on any of its assets to secure the payment and performance of the Obligations.  In the event that the covenant set forth in Section 5.13 is breached, the Borrower shall promptly (and in any event within five (5) Business Days) cause each IP Subsidiary to comply with the provisions of this Section 4.9 and execute a Guarantee and security agreement in accordance with the terms of hereof.”

(j)                                    Article 5 of the Credit Agreement is hereby amended by adding the following language thereto immediately following Section 5.12 thereof as a new Section 5.13:

“Section 5.13                          IP Subsidiaries.

Borrower will not cause, nor will it permit any IP Subsidiary to own any assets, have any liabilities or conduct any business or operations other than the ownership of the Intellectual Property described on Schedule F to the Information Certificate, the performance of its respective obligations to the Borrower in respect of licenses of such Intellectual Property to the Borrower, and the maintenance of its corporate existence and activities incidental thereto.”

(k)                                Sections 3.1, 3.4, 3.6, 3.9, 3.12, 3.17, 3.19 and 3.20 of the Credit Agreement are hereby amended by deleting each reference to “Closing Date” contained therein in their entirety and substituting “Third Amendment Effective Date” therefor.

(l)                                    The “Borrower’s Account Designation” set forth on the signature page of the Borrower to the Credit Agreement is hereby amended by deleting such “Borrower’s Account Designation” in its entirety and substituting the following language therefor:

Bank:	JPMorgan Chase Bank
ABA Number:	021000021
Account Name:	Reliant Operating Account
Account Number:	957083718

(m)                              Annex A to the Credit Agreement is hereby amended by deleting such annex in its entirety and substituting the revised annex attached hereto as Exhibit A therefore.

(n)                                 Exhibit D to the Credit Agreement is hereby amended by deleting such exhibit in its entirety and substituting the revised exhibit attached hereto as Exhibit B therefore.

3.                                      Conditions.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)                                  the execution and delivery of this Amendment by the Borrower, Agent and the Lenders;

(b)                                 the execution and delivery to Agent of an Intercreditor Agreement between Agent and Goldman Sachs Credit Partners, L.P., as collateral agent for the term loan lenders referenced therein, which Intercreditor Agreement shall be in form and substance satisfactory to Agent;

(c)                                  Agent shall have received each document, item and agreement set forth on Exhibit C hereto, in each case, in form and substance satisfactory to Agent.

4.                                      Representations and Warranties.  Borrower hereby represents and warrants to Agent and each Lender as follows:

(a)                                  the representations and warranties of Borrower contained in the Financing Documents (as amended hereby) are true and correct as of the date hereof in all respects, except to the extent that any such representation or warranty relates to a specific date, in which case such representation and warranty shall be true and correct as of such earlier date;

(b)                                 the execution, delivery and performance by Borrower of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

(c)                                  this Amendment constitutes the valid and binding obligation of the Borrowers, enforceable the Borrower in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)                                 no Default or Event of Default has occurred and is continuing.

5.                                      Limited Consent.  Administrative Agent and the Lenders hereby (i) consent to the execution and delivery by Borrower of that certain Credit and Guaranty Agreement dated as of the date hereof among the Borrower, certain Subsidiaries of Borrower, Goldman Sachs Credit Partners, LP., as Administrative Agent and Collateral Agent (as such terms are defined therein) and the lenders party thereto, and the usage by Borrower of a portion of the loan proceeds received thereunder to repay in full the indebtedness of the Borrower under the First-Term Lien Documents and the Third-Term Lien Documents (as such terms are defined in that certain Working Capital Intercreditor Agreement dated as of April 13, 2005), and (ii) acknowledge and agree that that certain Working Capital Facility Intercreditor Agreement dated as of the date hereof between Administrative Agent and Goldman Sachs Credit Partners, L.P., as Collateral Agent, is in form and substance satisfactory to Administrative Agent and the Lenders.

6.                                      No Waiver.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents, or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, Agent and the Lenders reserve all rights, privileges and remedies under the Financing Documents.  Except as amended hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect.  All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.  This Amendment shall constitute a Financing Document.

7.                                      Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.                                      Headings.  Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

9.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS,

WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.  THE BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

10.                               WAIVER OF JURY TRIAL.  THE BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11.                               Waiver.  Borrower, on behalf of itself and its executors, successors and assigns, hereby waives, releases and discharges Agent and the Lenders and all of the affiliates, directors, officers, employees, attorneys and agents of Agent and the Lenders, from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Financing Documents occurring on or before the date hereof and any documents, agreements, dealings or other matters connected with the Financing Documents, including, without limitation, all known and unknown matters, claims or transactions occurring on or before the date hereof.

12.                               Counterparts; Integration.  This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.  This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

13.                               Costs and Expenses.  Borrower hereby affirms and acknowledges that Section 10.1 of the Credit Agreement applies to this Amendment and the transactions contemplated hereunder.

14.                               Reaffirmation.  Borrower, as debtor, grantor, assignor, as applicable, or in any other similar capacity in which Borrower grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Borrower granted liens on or security interests in any of its property pursuant to any such Financing Document as security for the Obligations under or with respect to the Financing Documents, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  The Borrower acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Financing Documents or serve to effect a novation of the Obligations.

15.                               Further Assurance.  Borrower hereby agrees to, from time to time, as and when requested by the Agent or the Required Lenders, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or the Required Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWER:

RELIANT PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:
Title:

AGENT AND LENDERS:

MERRILL LYNCH CAPITAL, a division of
Merrill Lynch Business Financial Services Inc.,
as Agent and as a Lender

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWER:

RELIANT PHARMACEUTICALS, INC., a
Delaware corporation

By:
Name:
Title:

AGENT AND LENDERS:

MERRILL LYNCH CAPITAL, a division of
Merrill Lynch Business Financial Services Inc., as
Agent and as a Lender

By:
Name:
Title:

Exhibit A to Third Amendment to Credit Agreement

Annex A

Commitment Annex

Lender	Revolving Loan Commitment Amount	Revolving Loan Commitment Percentage
Merrill Lynch Capital	$40,000,000.00	100%
TOTALS	$40,000,000.00	100%

Exhibit B to Third Amendment to Credit Agreement

Exhibit D to Credit Agreement (Form of Borrowing Base Certificate)

Merrill Lynch Capital

Accounts Receivable Borrowing Base Report

[Merrill Lynch Capital Logo]
BBR Date	Report #:	Aging Date
Name: Reliant Pharmaceuticals, Inc.		Customer #

		TRADE	LESCOL	TOTALS
A/R Category
1.	Billed Accounts Balance per aging dated 01/00/00	$—	$—	$—
2.	(Less): Ineligibles (from next page)	$—	$—	$—
3.	Eligible Accounts	$—	$—	$—
4.	Liquidity Factor	90.00%	100.00%	0.00%
5.	Total Eligible Accounts	$—	$—	$—

Computation of Availability
6.	Total Eligible Accounts:			$—
7a.	(Less): Cash Posted Since Last Aging			$—
7b.	Plus: Revenues Posted Since Last Aging			$—
8.	Plus/(Minus): Adjustments			$—
9.	Net Eligible Accounts			$—
10.	Advance Rate			85.00%
11.	Net Availability			$—
12.	Less: Reserve			$—
13.	Net Availability			$—

Computation of Loan
14.	Facility Limit			$40,000,000
15.	Available to Borrow (not to exceed limit)			$—
16.	Loan Balance on Prior Borrowing Base Certificate			—
17.	(Less): Cash Collections since last Borrowing Base Certificate			$—
18.	Increase/(Decrease): Adjustments			$—
19.	Loan Advances			$—
20.	Ending Loan Balance			$—
21.	Letter of Credit Outstandings			$—
22.	Overall Reserve
23.	Remaining Availability (Lines 15-20-21-22)			$

Pursuant to and in accordance with the terms and provisions of that certain Credit Agreement dated as of August 19, 2004 (as amended, the “Credit Agreement”), between Reliant Pharmaceuticals, Inc. (“Borrower”), the lenders from time to time party thereto (the “Lenders”) and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as agent for the lenders (“Agent”), Borrower is executing and delivering to Agent this Borrowing Base Report accompanied by supporting data (collectively referred to as the “Report” ).Borrower represents and warrants to Agent and the Lenders that this Report is true, correct and based upon information contained in Borrower’s own financial accounting records. Borrower, by execution of this Report:

(a) Hereby ratifies, confirms, and affirms all of the terms, and further certifies that the Borrower is in compliance with the Credit Agreement as of January 00, 1900;

(b) Hereby certifies that the Borrower has paid all State and Federal payroll witholding taxes immediately due and payable through January 00, 1900.

This document does not supersede any provisions of the Credit Agreement.

Capitalized Term as used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

(Responsible Officer’s
Signature)

(Print Name)
(Title)

Merrill Lynch Capital

Accounts Receivable Borrowing Base Report

BBR Date	Report #:	Aging Date
Name: Reliant Pharmaceuticals, Inc.		Customer #

		TRADE	LESCOL	TOTALS
A/R Category
1.	Billed Accounts Balance per aging dated 01/00/00	$—	$—	$—
2.	(Less): Ineligibles (from next page)	$—	$—	$—
3.	Eligible Accounts	$—	$—	$—
4.	Liquidity Factor	90.00%	100.00%	0.00%
5.	Total Eligible Accounts	$—	$—

Computation of Availability
6.	Total Eligible Accounts:			$—
7a.	(Less): Cash Posted Since Last Aging			$—
7b.	Plus: Revenues Posted Since Last Aging			$—
8.	Plus/(Minus): Adjustments			$—
9.	Net Eligible Accounts			$—
10.	Advance Rate			85.00%
11.	Net Availability			$—
12.	Less: Reserve			$
13.	Net Availability

Computation of Loan				—
14.	Facility Limit			$40,000,000
15.	Available to Borrow (not to exceed limit)			$—
16.	Loan Balance on Prior Borrowing Base Certificate
17.	(Less): Cash Collections since last Borrowing Base Certificate			$—
18.	Increase/(Decrease): Adjustments			$—
19.	Loan Advances			$—
20.	Ending Loan Balance			$—
21.	Letter of Credit Outstandings			$—
22.	Overall Reserve
23.	Remaining Availability (Lines 15-20-21-22)			$

Pursuant to and in accordance with the terms and provisions of that certain Credit Agreement dated as of August 19, 2004 (as amended, the “Credit Agreement”), between Reliant Pharmaceuticals, Inc. (‘Borrower”), the lenders from time to time party thereto (the “Lenders”) and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as agent for the lenders (“Agent”), Borrower is executing and delivering to Agent this Borrowing Base Report accompanied by supporting data (collectively referred to as the “Report” ).Borrower represents and warrants to Agent and the Lenders that this Report is true, correct and based upon information contained in Borrower’s own financial accounting records. Borrower, by execution of this Report:

(a) Hereby ratifies, confirms, and affirms all of the terms, and further certifies that the Borrower is in compliance with the Credit Agreement as of January 00, 1900;

(b) Hereby certifies that the Borrower has paid all State and Federal payroll witholding taxes immediately due and payable through January 00, 1900.

This document does not supersede any provisions of the Credit Agreement.

Capitalized Term as used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

(Responsible Officer’s
Signature)

(Print Name)
(Title)

Exhibit C to Third Amendment to Credit Agreement

Third Amendment to Credit Agreement
Closing Agenda and Document Checklist

* Items in BOLD to be provided by Borrower / Borrower’s counsel

1.                                       Third Amendment to Credit Agreement by and between Reliant Pharmaceuticals, Inc. (“Borrower”), the financial institutions parties thereto as lenders (collectively, the “Lenders”) and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as agent (“Agent”) for the Lenders

Exhibit A	-	Restated Annex A to Credit Agreement (Commitment Annex)
Exhibit B	-	Restated Exhibit D to Credit Agreement (Form of Borrowing Base Certificate)
Exhibit C	-	Closing Checklist

2.                                       Amended and Restated Information Certificate

3.                                       Amended and Restated Revolving Loan Note by Borrower in favor of Merrill Lynch Capital, in the aggregate principal amount of $40,000,000.00

4.                                       Borrowing Base Certificate

5.                                       Working Capital Intercreditor Agreement

6.                                       Borrower’s Secretary’s Certificate, with incumbency

Exhibit A	-	Certificate of Incorporation certified by the Delaware Secretary of State, as in effect on the date hereof
Exhibit B	-	By-Laws, as in effect on the date hereof
Exhibit C	-	Resolutions
Exhibit D	-	Delaware Good Standing Certificate
Exhibit E	-	Copies of Term Loan Documentation

7.                                       Delaware State Level Search Reports (UCC, judgment, pending suit, bankruptcy, tax liens, etc.) for each of Borrower and RP Sub

8.                                       Legal Opinion of Latham & Watkins, as counsel to the Borrower